U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT: APRIL 26, 2006
(Date of earliest event reported)

SIN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-49752	84-1570556
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3225 S. Garrison, Unit 21, Lakewood, Colorado  80227
(Address of principle executive offices)

(303) 763-7527
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.     Changes in Registrant’s Certifying Accountant

(a)(2) Retention of New Independent Accountant

On March 22, 2006, Comiskey and Company (“Comiskey”), the principal independent accountant of the Company, resigned to comply with the requirements of Section 203 of the Sarbanes Oxley Act of 2002. This event was reported by the Company on its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 23, 2006.

On April 26, 2006 the Company’s board of directors authorized and approved the engagement of Robison Hill & Company, P.C. (“Robison”) as the Company’s new independent accountant. Prior to this engagement, the Company had not consulted Robison regarding the application of accounting principals as to any specified completed or proposed transaction, or the type of audit opinion that they might render with respect to the Company’s financial statements, nor were they consulted regarding any matter that was the subject of any disagreements (as described in paragraph 304(a)(1)(iv) of Regulation S-K) or any reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 9.01       Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.         Description of Exhibit

16.1	Letter of Comiskey and Company dated March 22, 2006 (Incorporated by reference to Exhibit 16.1 to the Company's Current Report on Form 8-K dated March 22, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 26, 2006

/s/ Steve S. Sinohui Steve S. Sinohui, Chief Executive Officer and Chief Financial Officer